Exhibit 10.1

LEASE AGREEMENT

THE LEASE (“LEASE”) IS MADE AND ENTERED INTO AS OF THE 11th DAY OF AUGUST, 2009, BY AND BETWEEN ECLIPS ENERGY TECHNOLOGIES, INC.  (“TENANT”) AND PETER W. JAMES (“LANDLORD”).

IN CONSIDERATION OF THE RENTALS AND OTHER AMOUNTS HEREINAFTER RESERVED AND OF THE COVENANTS, AGREEMENTS AND CONDITIONS ON THE PART OF THE TENANT TO BE KEPT AND PERFORMED, LANDLORD HEREBY LEASES, LETS, AND DISMISES TO TENANT, AND TENANT HEREBY LEASES AND HIRES FROM LANDLORD THE REAL AND PERSONAL PROPERTY DESCRIBED IN THIS LEASE (THE “PROPERTY”), ALL IN ACCORDANCE WITH THE TERMS, PROVISIONS AND CONDITIONS OF THIS LEASE.
PROPERTY

1. THE PROPERTY, SUBJECT TO THIS LEASE, LOCATED AT 3900A 31st ST. NORTH, ST. PETERSBURG, FL 33714 HEREIN CALLED “PREMISES”.

TERM

2. THE TERM OF THIS LEASE IS TWO (2) YEARS COMMENCING ON THE 1ST DAY OF OCTOBER, 2009, AND ENDING ON THE 30TH DAY TERMINATED AS HEREINAFTER PROVIDED. TENANT AGREES TO PEACEABLE AND QUIETLY VACATE AND DELIVER THE PREMISES TO LANDLORD IN THE SAME REPAIR AND CONDITION IN WHICH THEY WERE RECEIVED, ORDINARY WEAR AND TEAR EXCEPTED, AT THE EXPIRATION OR TERMINATION OF THIS LEASE.

RENT

3. AS RENTAL FOR THE PROPERTY, TENANT AGREES TO PAY $2,600 +TAX TO THE LANDLORD, ON THE EFFECTIVE DATE OF THIS LEASE, AND $2,600 PLUS APPLICABLE SALES TAX ON THE SAME DAY OF EACH CALENDAR MONTH THEREAFTER FOR THE TERM OF THE LEASE. ALL RENTAL PAYMENTS SALL BE MADE AT THE PROPERTY FROM TIME TO TIME DESIGNATE IN WRITING.

MAINTENANCE AND REPAIR

4. LANDLORD MAKES NO REPRESENTATION NOR WARRANTY THAT THE IMPROVEMENTS OR EQUIPMENT ARE IN GOOD REPAIR AND WORKING CONDITION, NOR DOES LANDLORD HAVE ANY KNOWLEDGE OF ANY LATENT OR HIDDEN DEFECTS IN SUCH IMPROVEMENTS OR THE MECHANICAL COMPONENTS OF THE IMPROVEMENTS. TENANT ACCEPTS THE PROPERTY IN THE CONDITION IT IS IN AT THE COMMENCEMENT OF THIS LEASE. TENANT AGREES TO MAINTAIN, AT ITS EXPENSE, THE PROPERTY IN GOOD AND SOUND CONDITION AND REPAIR, BOTH INSIDE AND OUTSIDE, STRUCTURAL AND NONSTRUCTURAL, INCLUDING, BUT NOT LIMITED TO, THE PARKING AREA, THE ROOF, ALL AIR CONDITIONING, PLUMBING AND ELECTRICAL SYSTEMS, INCLUDING ANY AND ALL REPLACEMENTS OR

ADDITIONS MADE BY TENANT.

ALTERATIONS

5. TENANT SHALL MAKE NO ALTERATIONS, ADDITIONS, OR IMPROVEMENTS TO THE PROPERTY WITHOUT THE PRIOR CONSENT OF LANDLORD, WHICH CONSENT SHALL NOT BE UNREASONABLE WITHHELD. ALL SUCH ALTERATIONS AND IMPROVEMENTS SHALL BE MADE IN GOOD WORKMANLIKE MANNER AND IN ACCORDANCE WITH ALL VALID REQUIREMENTS OF MUNICIPAL AND OTHER GOVERNMENTAL AUTHORITIES. ALL ALTERATIONS, FIXTURES, IMPROVEMENTS OR ADDITIONS MADE BY TENANT SHALL BECOME THE PROPERTY OF LANDLORD AND REMAIN UPON AND BECOME A PART OF THE PROPERTY UPON THE TERMINATION OR THE EXPIRATION OF THIS LEASE.

INSPECTION

6. LANDLORD SHALL HAVE THE RIGHT TO ENTER UPON THE PROPERTY AT REASONABLE TIMES, FOR THE PURPOSE OF INSPECTING THE SAME, PREVENTING WASTE AND MAKING SUCH REPAIRS TO THE PROPERTY AS LANDLORD MAY DESIRE, BUT THIS CLAUSE SHALL IN NO EVENT BE DEEMED TO REQUIRE LANDLORD TO MAKE ANY REPAIRS.

UTILITIES

7. TENANT SHALL PAY ALL CHARGES FOR GAS, ELECTRICITY, WATER, LIGHTS, HEAT, POWER, TELEPHONE, AIR CONDITIONING, SEWAGE DISPOSAL, GARBAGE, AND TRASH COLLECTION, AND OTHER SERVICES USED OR CHARGES IMPOSED ON OR ABOUT OR SUPPLIED TO THE PROPERTY, AND SHALL INDEMNIFY LANDLORD AGAINST ANY AND ALL LIABILITIY ON SUCH ACCOUNT.

PERSONAL PROPERTY

8. ALL PERSONAL PROPERTY PLACED OR MOVED IN THE PREMISES SHALL BE AT THE RISK OF THE LESSEE OR OWNER THEREOF, AND LESSOR SHALL NOT BE LIABLE FOR ANY DAMAGE TO SAID PROPERTY, AND RESPONSIBILITY TO CARRY HAZARD INSURANCE ON SAID PERSONAL PROPERTY SHALL BE LESSEE’S.

LIABILITY INSURANCE

9. TENANT FURTHER AGREES THAT, AT ITS COST AND EXPENSE, IT WILL PROCURE AND MAINTAIN DURING THE TERM OF THIS LEASE FOR THE BENEFIT OF LANDLORD AND TENANT, AS THEIR RESPECTIVE INTERESTS MAY APPEAR, COMPREHENSIVE PUBLIC LIABILITY INSURANCE, INCLUDING PROPERTY DAMAGE, IN AN COMPANY OR COMPANIES AUTHORIZED TO ENGAGE IN THIS BUSINESS OF GENERAL LIABILITY INSURANCE IN THE STATE OF FLORIDA, COVERING THE PROPERTY AND IN AN AMOUNT NOT LESS THAN $150,000. TENANT SHALL PROMPTY PAY WHEN DUE ANY AND ALL INSURANCE PREMIUMS IN CONNECTION WITH ANY POLICY OR POLICIES OF INSURANCE AND SHALL DELIVER SATISFACTORY EVIDENCE OF SUCH INSURANCE TO TENANT. SHOULD TENANT FAIL TO FURNISH EVIDENCE OF SUCH INSURANCE TO LANDLORD, LANDLORD MAY OBTAIN SUCH INSURANCE AND THE PREMIUMS IN SUCH INSURANCE SHALL BE DEEMED TO BE ADDITIONAL RENTAL.

USE

      10. TENANT SHALL USE AND OCCUPY THE PROPERTY IN A LAWFUL, SAFE AND PROPER MANNER AND SHALL AT ALL TIMES KEEP THE PROPERTY IN A REASONABLY NEAT, SANITARY AND ORDERLY CONDITION. TENANT WILL NOT COMMIT OR SUFFER ANY WASTE THEREIN AND WILL NOT MAKE ANY USE THEREOF WHICH WOULD CONSTITUTE A NUISANCE OR WHICH WOULD PROVE OFFENSIVE OR WHICH WOULD VIOLATE ANY MUNICIPAL, COUNTY OR STATE ORDER, REGULATION ORDINANCE OR STATUTE. THE PROPERTY SHALL NOT BE USED FOR ANY OTHER PURPOSE THAN AS IN ASSEMBLY SHOP AND OFFICES, WITHOUT FIRST HAVING OBTAINED THE LANDLORD’S WRITTEN CONSENT TO A CHANGE OF PURPOSE FOR THE USE OF THE PROPERTY. TENANT SHALL PROMPTLY AND FULLY COMPLY WITH ALL LAWS, RULES, ORDINANCES AND REGULATIONS OF ANY AND ALL GOVERNMENTAL AUTHORITIES CONCERNING OR AFFECTING THE PROPERTY.

THIRD PARTY NOTICES

11. TENANT AND LANDLORD AGREE TO IMMEDIATELY INFORM THE OTHER PARTY OF ANY MATERIAL NOTICE RECEIVED BY THE PARTY IN RESPECT TO THE PROPERTY, INCLUDING, WITHOUT IMPLIED LIMITATION, ALL NOTICES FROM TAXING AUTHORITIES AND INSURANCE COMPANIES.

INDEMNIFICATION

12. TENANT HEREBY INDEMNIFIES AND AGRESS TO SAVE HARMLESS LANDLORD, FROM AND AGAINST ALL CLAIMS, WHICH EITHER (i) ARISE FROM OR ARE IN CONNECTION WITH THE POSSESSION, USE, OCCUPATION, MANAGEMENT, REPAIR, MAINTENANCE OR CONTROL OF THE PROPERTY OR ANY PORTION THEREOF; (ii) ARISE FROM OR ARE IN CONNECTION WITH ANY ACT OR OMISSION OF TENANT OR TENANT’S AGENTS; (iii) RESULT FROM ANY DEFAULT, BREACH, VIOLATION OR NON-PERFORMANCE OF THIS LEASE OR ANY PROVISION OF THIS LEASE BY TENANT; (iv) RESULT IN INJURY TO PERSON OR PROPERTY OR LOSS OF LIFE SUSTAINED IN OR ABOUT THE PROPERTY, EXCEPT CLAIMS WHICH ARE ULTIMATELY FOUND BY A COURT OF COMPETENT JURISDICTIONTO HAVE BEEN THE RESULT OF THE NEGLIGENCE OF LANDLORD, ITS AGENTS OR EMPLOYEES.

TENANT SHALL DEFEND ANY CLAIMS AGAINST LANDLORD WITH RESPECT TO THE FOREGOING OR IN WHICH HE MAY BE IMPLEADED. TENANT SHALL PAY, SATISFY AND DISCHARGE ANY JUDGMENTS, ORDERS AND DECREES WHICH MAY BE RECOVERED AGAINST LANDLORD IN CONNECTION WITH THE FOREGOING, FOR WHICH TENANT IS RESPONSIBLE HEREUNDER AND SHALL PAY ALL COSTS, EXPENSES AND REASONABLE ATTORNEY’S FEES INCURRED BY LANDLORD IN CONNECTION WITH SUCH LITIGATION AND EXPENSES.

DEFAULT

13. UPON THE HAPPENING OF ANY ONE OR MORE OF THE FOLLOWING EVENTS, EACH OF WHICH SHALL CONSTITUTE A DEFAULT:

(a) TENANT’S FAILURE TO MAKE PAYMENT OF ANY RENTAL DUE WITHIN (10) DAYS AFTER THE DATE SUCH PAYMENT IS DUE;

(b) TENANT’S DEFAULT IN PERFORMANCE OF ANY OTHER CONVENANT OF THIS LEASE FOR FIFTEEN (15) DAYS AFTER DELIVRY OF WRITTEN NOTICE OF SUCH DEFAULT TO TENANT BY LANDLORD OR LANDLORDS AGENT; PROVIDED, HOWEVER, THAT IF THE TENANT COMMENCES A CURE OF ANY SUCH DEFAULT WITHIN THE AFORESAID FIFTEEN (15) DAY PERIOD, AND THEREAFTER DILIGENTLY AND

CONTINUOUSLY PURSUES SUCH CURE TO COMPLETION, THE TIME SHALL BE EXTENDED ACCORDINGLY, UNLESS AND UNTIL TENANT THEREAFTER CEASES TO CURE OR IS ULTIMATELY UNABLE TO CURE THE DEFAULT;

(c) THE BANKRUPTCY OF TENANT; TENANT’S MAKING AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; A RECEIVER OR TRUSTEE BEING APPOINTED FOR TENANT; TENANT’S VOLUNTARILY PETITIONING FOR RELIEF UNDER, OR OTHERWISE SEEKING THE BENEFIT OF ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENTS OR INSOLVENCY LAW.

(d) TENANT’S VACATING OR ABANDONING THE PROPERTY.

(e) TENANT’S INTEREST UNDER THIS LEASE BEING SOLD UNDER EXECUTION OR OTHER LEGAL PROCESS.

(f) TENANT’S INTEREST UNDER THIS LEASE BEING ASSIGNED BY OPERATION OF LAW.

(g) ANY OF THE GOODS OR CHATTLES OF THE TENANT USED IN OR INCIDENT TO THE OPERATION OF THE PROPERTY BEING SEIZED, SEQUESTERED, OR IMPOUNDED BY VIRTUE OF OR UNDER AUTHORITY OF ANY LEGAL PROCEEDING, WHICH SEIZURE, SEQUESTRATION OR IMPOUNDING SHALL MATERIALLY AFFECT THE POSSIBLE CONTINUATION OF THE OPERATION OF THE PROPERTY BY TENANT.

REMEDIES

14. UPON DEFAULT, THE LANDLORD, AT ITS OPTION, MAY EXERCISE ANY ONE OR MORE OF THE FOLLOWING REMEDIES:

(a) TREAT THE LEASE AS TERMINATED AND RESUME POSSESSION OF THEPROPERTY, THEREAFTER USING THE SAME EXCLUSIVELY FOR LANDLORD’S OWN PURPOSES;

(b) RETAKE POSSESSION OF THE PROPERTY FOR THE ACCOUNT OF THE TENANT, HOLDING TENANT IN GENERAL DAMAGES FOR THE DIFFERENCE BETWEEN THE RENT TO BE PAID HEREUNDER

PAYMENT WHEN DUE

15. TENANT SHALL PROMPTLY PAY WHEN DUE THE RENTS HEREIN RESERVED, AND ALL OTHER SUMS AS MAY BECOME DUE AND PAYABLE HEREUNDER, INCLUDING ALL SUMS WHICH MAY BECOME PAYABLE ON ACCOUNT OF TENANT’S PART TO BE KEPT AND PERFORMED.  IF ANY SUM OF MONEY DUE LANDLORD ACCORDING TO THE TERMS OF THE LEASE IS NOT PAID BY THE TENTH (10TH) BUSINESS DAY AFTER SUCH PAYMENT IS DUE, TENANT SHALL PAY TO LANDLORD, IN ADDITON TO SUCH AMOUNT, A PENALTY IN THE AMOUNT OF 10% OF SUCH PAYMENT.

CONDEMNATION
16. IF THE WHOLE OR ANY PART OF THE PROPERTY SHALL BE TAKEN FOR ANY PUBLIC OR QUASI-PUBLIC, UNDER ANY STATUTE OR BY RIGHT OF EMINENT DOMAIN, OR PRIVATE PURCHASE IN LIEU THEREOF, THEN THE TERM OF THIS LEASE SHALL CEASE ON THE PART SO TAKEN FROM THE DATE OF SUCH TAKING.  IN THE EVENT OF A PARTIAL TAKING WHICH WOULD NOT JUSTIFY A TERMINATION OF THIS LEASE AS HEREINAFTER PROVIDED, THE RENT RESERVED HEREUNDER AND THE PURCHASE PRICE SHALL BE REDUCED IN AN EQUITABLE MANNER IN RELATION TO THE PORTION OF THE PROPERTY SO TAKEN AND TENANT SHALL HAVE NO RIGHT TO CLAIM ANY PORTION OF THE MONIES PAID TO THE LANDLORD FROM THE CONDEMNATION AUTHORITY AS COMPENSATION FOR THE PROPERTY SO TAKEN.  IF THE PORTION OF THE PROPERTY SO TAKEN IS SUCH AS TO DESTROY THE USEFULNESS OF THE PROPERTY FOR THE PURPOSES FOR WHICH THE PROPERTY WERE LEASED, THEN TENANT SHALL BE ENTITLED TO TERMINATION OF THIS LEASE, AT ITS OPTION, WITHIN TEN (10) DAYS AFTER SERVICE OF PROCESS ON TENANT IN SUCH CONDEMNATION SUIT, AND ANY UNEARNED RENT OR OTHER CHARGES PAID IN ADVANCE (INCLUDING, WITHOUT IMPLIED LIMITATION THE ENTIRE DEPOSIT) SHALL BE REFUNDED TO THE TENANT.  HOWEVER, IF TENANT ELECTS TO TERMINATE THIS LEASE, UNDER THIS SECTION, TENANT SHALL NOT BE ENTITLED TO ANY PORTION OF THIS CONDEMNATION AWARD TO LANDLORD.

ENVIRONMENTAL LIABILITY

17. ENVIRONMENTAL LIABILITY:

(A) DEFINITIONS:

i. HAZARDOUS MATERIAL – MEANS ANY SUBSTANCE THE PRESENCE OF WHICH REQUIRES INVESTIGATION OR REMEDIATION UNDER FEDERAL, STATE OR LOCAL STATUTE, REGULATION, ORDINANCE, ORDER, ACTION, POLICY OR COMMON LAW; OR WHICH IS OR BECOMES DEFINED AS A “HARZARDOUS WASTE”, “HAZARDOUS SUBSTANCE”, “POLLUTATNT”, OR “CONTAMINATE” UNDER ANY FEDERAL, STATE OR LOCAL STATUTE, REGULATION, RULE OR ORDINANCE INCLUDING, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT. (42 U.S.C. SEC. 9602 et seq)

ii. ENVIRONMENTAL DAMAGES – MEANS ALL CLAIMS, JUDGMENTS, DAMAGES, LOSSES, PENALTIES, FINES, LIABILITIES, ENCUMBRANCES, LIENS, COSTS AND EXPENSES OF INVESTIGATION AND DEFENSE OF ANY CLAIM, WHETHER OR NOT SUCH CLAIM IS ULTIMATELY DEFEATED OR SETTLED, INCLUDING WITHOUT LIMITATION ATTORNEYS FEES AND DISBURSEMENTS AND CONSULTATNTS’ FESS, IF ANY INCURRED AS A RESULT OF THE EXISTENCE OF “HAZARDOUS MATERIAL” UPON, ABOUT, BENEATH THE PROPERTY OR MIGRATING OR THREATENING TO MIGRATE TO OR FROM THE PROPERTY, OR THE EXISTENCE OR A VIOLATION OF “ENVIRONMENTAL REQUIREMENTS” PRETAINING TO THE PROPERTY.

Iii. ENVIRONMENTAL REQUIREMENTS – MEANSL ALL APPLICABLE PRESENT AND FUTURE STATUTES, REGULATIONS, RULES, ORDINANCES, CODES, LICENSES, PERMITS, ORDERS, AND SIMILAR ITEMS, OF ALL GOVERNMENTAL AGENCIES, DEPARTMENTS, COMMISSIONS, BOARDS, BUREAUS OR INSTRUMENTALITIES OF THE UNITED STATES, THE STATE OF FLORIDA AND POLITCAL SUBDIVISIONS THEREOF AND ALL APPLICABLE JUDICIAL, ADMINSTRATIVE AND REGULATORY DEGREES, JUDGMENTS AND ORDERS RELATING

TO THE PROTECTION OF HUMAN HEALTH, OR THE ENVIRONMENT, INCLUDING THE PROTECTION OF WETLANDS, WILDLIFE HABITAT AND OTHER ENVIRONMENTALLY SENSITIVE LANDS.

(B) DISPOSAL OF HAZARDOUS MATERIALS AND TRASH: LESSEE SHALL SUBJECT PROPERTY. LESSEE SHALL KEEP THE PROPERTY CLEAR FROM TRASH AND DEBRIS AT ALL TIMES AND DISPOSE OF ALL OIL AND PETROLEUM PRODUCTS AND OTHER HAZARDHOUSE MATERIALS OFF THE SUBJECT PROPERTY.  ALL CANS, CONTAINERS, TANKS AND OTHER PACKAGES OR DRUMS SHALL BE REMOVED FROM THE PROPERTY.  ALL PLASTIC SHALL BE REMOVED FROM THE PROPERTY.  NOTHING SHALL BE BURNED OR BURIED ON THE PROPERTY.

(C) OBLIGATION TO INDEMNIFY, DEFEND AND HOLD HARMLESS: LESSEE, HIS HEIRS, PERSONAL REPRESENTATIVES AND ASSIGNS AGREE TO INDEMNIFY, DEFEND, REIMBURSE AND HOLD HARMLESS LESSORS, THEIR HEIRS, PERSONAL REPRESENTATIVES AND ASSIGNS FROM ANY ENVIRONMENTAL DAMAGES, INCLUDING LOST RENTAL DURING THE PERIOD OF ANY CLEANUP OR REMEDIATION ON THE SUBJECT PROPERTY.

(D) RIGHT TO INSPECT AND AUDIT: LESSORS SHALL HAVE THE RIGHT, IN THEIR SOLE AND ABSOLUTE DISCRETION, TO ENTER AND CONDUCT AN INSPECTION OF THE PROPERTY, INCLUDING SOIL AND WATER TESTS, AT ANY REASONABLE TIME TO DETERMINE WHETHER LESSEE IS COMPLYING WITH THE TERMS OF THIS AGREEMENT.

(E) OBLIGATION TO CORRECT AND CURE: NOTWITHSTANDING THE OBLIGATION OF LESSEE TO INDEMNIFY LESSORS PURSUANT TO THIS AGREEMENT, LESSEE SHALL, UPON DEMAND OF LESSORS, AND AT HIS SOLE COST AND EXPENSE, PROMPTLY TAKE ALL ACTIONS TO CORRECT AND CUR (REMEDIATE) AND PROPERTY WHICH ARE REQUIRED BY ALL FEDERAL, STATE OR LOCAL GOVERNMENTAL AGENCY OR POLITICAL SUBDIVISION OR WHICH ARE REASONABLY NECESSARY TO MITIGATE ENVIRONMENTAL DAMAGES OR TO ALLOW FULL ECONOMIC USE OF THE PROPERTY OF A “HAZARDOUS MATERIAL” OR A VIOLATION OF “ENVIRONMENTAL REQUIREMENTS”. SUCH ACTIONS SHALL INCLUDE, BUT NOT BE LIMITED TO, THE INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY, THE PREPARATION OF ANY FEASIBILITY STUDIES, REPORTS OR REMEDIAL PLANS AND THE PERFORMANCE OF ANY CLEANUP, REMEDIATION, CONTAINMENT, OPERATION, MAINTENANCE, MONITORING, OR RESTORATION WORK, WHETHER ON OR OFF THE PROPERTY.

LESSEE SHALL TAKE ALL ACTIONS NECESSARY TO RESTORE THE PROPERTY TO THE CONDITION EXISTING PRIOR TO THE INTRODUCTION OF “HAZARDHOUS MATERIAL” UPON, ABOUT OR BENEATH THE PROPERTY, AND TO RESTORE THE PROPERTY TO ITS CONDITION PRIOR TO THE “ENVIRONMENTAL DAMAGES”.

(F) SURVIVORSHIP CLAUSE” THE OBLIGATIONS OF LESSEE UNDER THIS PARAGRAPH AND ALL ITS SUB-PARTS SHALL COVER THE PERIOD FROM THE BEGINNING OF LESSEE’S MONTH-TO-MONTH TENANCY PRIOR TO THIS WRITTEN LEASE AND SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, THE DISCHARGE OF ANY OTHER OBLIGATIONS OWED BY THE PARTIES TO EACH OTHER, AND ANY TRANSFER OF THE TITLE TO THE PROPERTY, WHETHER BY SALE, FORECLOSURE OR OTHERWISE.

WAIVER

18. ITS IS AGREED THAT THE FAILURE OF LANDLORD IN ONE OR MORE INSTANCES TO INSIST UPON STRICT PERFORMANCE OR OBSERVATION OF ONE OR MORE OF THE COVENANTS OR CONDITIONS HEREUNDER OR TO EXERCISE ANY REMEDY, PRIVILEGE, OR OPTION HEREIN CONFERRED UPON OR RESERVED TO LANDLORD, SHALL NOT OPERATE OR BE CONSTRUED AS A RELINQUISHMENT OR WAIVER FOR THE FUTURE OF SUCH CONVENANT OR CONDITION OR OF THE RIGHT TO ENFORCE THE SAME OR TO EXERCISE SUCH PRIVILEGE, OPTION OR REMEDY, BUT THE SAME SHALL CONTINUE IN FULL FORCE AND EFFECT.  THE RECEIPT BY LANDLORD OR RENT, OR ADDITIONAL RENT, OR OF ANY OTHER PAYMENT REQUIRED TO BE MADE BY THE TENANT, OR ANY PART THEREOF, SHALL NOT BE WAIVER OF ANY OTHER RENTS, OR ADDITIONAL RENTS OR PAYMENT THEN DUE, NOR SHALL RECEIPT THOUGH WITH KNOWLEDGE OF THE BREACH OF ANY CONVENANT OR CONDITION HEREOF, OPERATE AS OR BE DEEMED TO BE WAIVER OF SUCH BREACH, AND NO WAIVER BY THE LANDLORD OF ANY OF THE PROVISIONS HEREOF, OR ANY OF THE LANDLORD’S RIGHTS, REMEDIES, PRIVILEGES OR OPTIONS HEREUNDER, SHALL BE DEEMED TO HAVE BEEN MADE UNLESS MADE BY THE LANDLORD IN WRITING.

ATTORNEY’S FEES

19. THE PARTIES HEREBY AGREE THAT IN THE EVENT IT SHOULD BECOME NECESSARY FOR EITHER PARTY TO EMPLOY AN ATTORNEY TO ENFORCE ANY OF ITS RIGHTS HEREUNDER OR UNDER FLORIDA LAW, THE PREVAILING PARTY SHALL BE ENTITLED TO REIMBURSEMENT OF ALL COSTS AND EXPENSES, INCLUDING ATTORNEY’S FEES WHICH MAY REASONABLY BE INCURRED OR PAID AT ANY TIME OR TIMES BY HIM IN CONECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ATTORNEY’S FEES AND COSTS IN ALL PROCEEDINGS, TRAILS AND APPEALS, INCLUDING PROCEEDINGS PURSUANT TO ANY INSOLVENCY, BANKRUPTCY OR PROBATE LAW.

NOTICE

20. ALL NOTICES REQUIRED TO BE GIVEN TO LANDLORD HEREUNDER SHALL BE SENT TO THE REGISTERED MAIL AND ALL RENT PAYMENTS SHALL BE MADE TO LANDLORD AT 120 79TH ST. SOUTH, ST. PETERSBURG OR TO SUCH OTHER ADDRESS AS LANDLORD MAY DIRECT FROM TIME TO TIME BY WRITTEN NOTICE FORWARED TO TENANT BY REGISTERED OR CERTIFIED MAIL.  ALL NOTICES REQUIRED TO BE GIVEN TO TENANT HEREUNDER SHALL BE SENT TO REGISTERED OR CERTIFIED MAIL TO TENANT MAY DIRECT FROM TIME TO TIME BY WRITTEN NOTICE FORWARDED TO LANDLORD BY REGISTERED OR CERTIFIED MAIL ALL NOTICES AND ALL RENTAL PAYMENTS HEREUNDER WILL BE DEEMED TO HAVE BEEN GIVEN OR MADE ON THE DATE THE NOTICE OR PAYMENT IS MAILED.

BENEFIT

21. THE COVENANTS HEREIN CONTAINED SHALL BIND, AND THE BENEFITS AND ADVANTAGES SHALL INSURE TO THE RESPECTIVE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS, AND ASSIGNS OF THE PARTIES HERETO.  WHEREVER USED, THE SINGULAR NUMBER SHALL INCLUDE THE PLURAL, AND THE PLURAL THE SINGULAR, AND THE USE OF ANY GENDER SHALL INCLUDE ALL GENDERS.

ASSIGNMENTS: ENCUMBRANCES

22. TENANT MAY NOT ASSIGN, TRANSFER, SELL OR ENCUMBER ANY PART OR ALL OF ITS RIGHT AND INTEREST IN THE PROPERTY OR UNDER THIS LEASE.

TIME OF ESSENCE

23. TIME IS OF THE ESSENCE WITH RESPECT TO THE TERMS AND CONDITIONS OF THIS LEASE.

OTHER AGREEMENTS

24. NO PRIOR OR PRESENT AGREEMTNS, WARRANTIES OR REPRESENTATIONS WILL BE BINDING UPON ANY OF THE PARTIES HERETO UNLESS INCORPRATED IN THIS LEASE.  NO MODIFICATION OF OR SUPPLEMENT TO THIS LEASE SHALL BE VALID OR BINDING UPON THE PARTIES UNLESS IN WRITING EXECUTED BY THE PARTY OR PARTIES TO BE BOUND THEREBY.

MECHANICS’ AND SIMILAR LIENS

25. LANDLORD’S INTEREST IN THE PROEPRTY IS NOT SUBEJCT TO LIENS FOR IMPROVEMENTS OR REPAIRS MADE BY TENANT TO OR UPON THE PROPERTY, AND SUCH LIABILITY IS EXPRESSLY PROHIBITED AS CONTEMPLATED BY SECTION 713.10, FLORIDA STATUTUES.  IF ANY MECHANICS’ LIEN IS PLACED OR ANY CLAIM THEREOF IS FILED AGAINST THE PROPERTY AS A RESULT OF ANYTHING DONE OR PERMITTED BY TENANT, TENANT PROMPTLY SHALL CAUSE THE SAME TO BE REMOVED AN SHALL INDEMNIFY LANDLORD AND HOLD LANDLORD HARMLESS FROM ANY ADVERSE EFFECT THEREOF.  TENANT IS EXPRESSLY PROHIBITED AGAINST CREATING ANY LIENS OR CHARGE AGAINST THE FEE INTEREST OF LANDLORD IN THE PREMISES.

IN WITNESS WHEREOF, THIS LEASE HAS BEEN DULY EXECUTED AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

WITNESSES:
	By:	/s/ Peter W. James
Paula Scott		LANDLORD

AS TO LANDLORD

Paula Scott	By:	/s/
TENANT
Eclipse Energy Technologies, Inc.
AS TO TENANT